Acquisitions	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
ACQUISITIONS

10.	ACQUISITIONS

On December 31, 2012 the Company acquired Avalon Actuarial Inc., a Canadian actuarial consulting firm for cash consideration of $25 million. Additional consideration of up to approximately $5 million is payable in 2016 based on the achievement of certain revenue targets.
The Company recognized acquired intangible assets of $20 million of which $17 million was in respect of customer relationships, which are being amortized over an expected life of 14 years. The remaining intangible assets relate to non-compete agreements and the Avalon trade name which are being amortized over five years and three years, respectively. Goodwill of $10 million was recognized on the transaction.